March 1, 2000



                  The Dreyfus Premier Third Century Fund, Inc.

                Supplement to Statement of Additional Information
                              Dated August 31, 1999
                          As Revised, January 27, 2000



      The sixth paragraph contained in the section of the Fund's Statement of Additional Information entitled "Purchase of Shares - Class A Shares" relating to the purchase of Class A shares at net asset value through certain broker-dealers with the proceeds from the redemption of shares of certain registered open-end management investment companies not managed by Dreyfus or its affiliates is eliminated.

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      The following information supplements and should be read in conjunction with the section of the Fund's Statement of Additional Information entitled "Purchase of Shares - Class T Shares."

      Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class T shares of the Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a CDSC.